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                                                                  EXHIBIT 10.4.3

               ASSIGNMENT, MODIFICATION AND EXTENSION OF MORTGAGE

                                  BY AND AMONG

                           BANK ONE, NA ("ASSIGNOR"),

                 LEHMAN COMMERCIAL PAPER INC. ("ASSIGNEE"), AND

                      DAY INTERNATIONAL, INC. ("MORTGAGOR")

NO ADDITIONAL DOCUMENTARY STAMP OR INTANGIBLE TAXES ARE DUE IN CONNECTION WITH THE RECORDING OF THIS INSTRUMENT BECAUSE THE MORTGAGEE CONTINUES TO LIMIT ITS RECOVERY TO $2,325,000.00 THE SAME AMOUNT SET FORTH AS THE RECOVERY LIMIT IN THE ORIGINAL MORTGAGE. SAID DOCUMENTARY STAMP AND INTANGIBLE TAXES WERE PAID WITH THE RECORDING OF SAID MORTGAGE IN O.R. BOOK 3358, PAGE 911 SEMINOLE COUNTY RECORDS.

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         ASSIGNMENT, MODIFICATION AND EXTENSION OF MORTGAGE

                            SEMINOLE COUNTY, FLORIDA

                  KNOW ALL MEN BY THESE PRESENTS, that as of the 16th day of September, 2003, pursuant to this ASSIGNMENT AND MODIFICATION OF MORTGAGE (this "Assignment"), BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent ("Assignor"), in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as successor to Assignor as Administrative Agent ("Assignee"), does hereby assign, transfer, sell, convey and set over unto Assignee, its successors and assigns, all without recourse, warranty or representation, all and any of its right, title and interest in and to that certain mortgage granted by DAY INTERNATIONAL, INC., a Delaware corporation having an address at c/o Day International Group, Inc., 130 West Second Street, Dayton, Ohio 45402 ("Mortgagor") in favor of Assignor (the "Mortgage"), such Mortgage being more particularly described in Exhibit A attached hereto and by this reference incorporated herein covering the property described in Exhibit B, together with any interest Assignor may have as mortgagee in the indebtedness described and secured by such instrument and the money due or to become due thereunder with interest. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

                  TO HAVE AND TO HOLD the same unto the said Assignee and its successors and assigns forever.

                  IT IS FURTHER AGREED that the Mortgage is hereby amended as follows:

                  1. The Mortgage is amended so that it will secure, among other things, an increase in the principal amount of the Indebtedness so that the maximum amount of Indebtedness which is secured by the Mortgage is $2,300,000. The final maturity date of the Indebtedness is September 16, 2009.

                  2. The Mortgage is amended by deleting the reference in the opening paragraph to "BANK ONE, NA, having an address at 611 Woodward Avenue, Detroit, Michigan 48226, as Administrative Agent (in such capacity, "Mortgagee")" and substituting the following therefore: "LEHMAN COMMERCIAL PAPER INC., whose address is 745 Seventh Avenue, New York, New York 10019, as Administrative Agent (in such capacity, "Mortgagee")".

                  3. The Mortgage is amended by deleting the reference in the opening paragraph to "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger,

                                        2
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Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")." and substituting the following therefore:

                  "the Senior Secured Credit Agreement dated as of January 15, 1998 among Societe Generale Securities Corporation, as Arranger, Mortgagee, the Lenders, and Day International Group, Inc. (the "Borrower"), as amended and restated pursuant to the Amended and Restated Senior Secured Credit Agreement dated as of October 19, 1999 among SG Cowen Securities Corporation (successor in interest to Societe Generale Securities Corporation), as Arranger, Mortgagee, the Lenders, and the Borrower, as further amended and restated pursuant to the Second Amended and Restated Senior Secured Credit Agreement dated as of September 16, 2003 among Lehman Brothers Inc. and Banc One Capital Markets, Inc. (successors in interest to SG Cowen Securities Corporation), as Joint Lead Arrangers, Bank One, NA, as Syndication Agent, National City Bank, as Documentation Agent, Mortgagee, the Lenders, and the Borrower (as the same may be further amended, supplemented, waived or otherwise modified from time to time the "Credit Agreement")."

                  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

                  Assignor executes this Assignment solely with respect to the assignment provisions and not the amendment provisions hereof.

              [The rest of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties have caused these presents to be signed on the day and year first above written.

                                      MORTGAGOR:

Signed, sealed and                    DAY INTERNATIONAL, INC.,
delivered in the                      a Delaware corporation
presence of

                                      By:  /s/ Thomas J. Koenig
                                          -----------------------------
/s/ William Bach                          Name: Thomas J. Koenig
-----------------------------             Title: VP & CFO
Witness Name:

                                      Attest:

/s/ Gregory A. Hoffbauer              By:  /s/ S. F. Skerl
-----------------------------           -------------------------------
Witness Name:                           Name:  S. F. Skerl
                                        Title: Treasurer

                                      ASSIGNEE:

Signed, sealed and                    LEHMAN COMMERCIAL PAPER INC.,
delivered in the                      as successor Administrative Agent
presence of

                                      By:  /s/ G. Andrew Keith
                                         ------------------------------
/s/ Ritam R. Bhalla                      Name: G. Andrew Keith
-----------------------------            Title: Authorized Signatory
Witness Name: Ritam R. Bhalla

                                      Attest:

/s/ Helen Hwang                       By: /s/ Nelvadia Hatcher
-----------------------------            ------------------------------
Witness Name: Helen Hwang                Name: Nelvadia Hatcher
                                         Title: Notary Public

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                                      ASSIGNOR:

Signed, sealed and                    BANK ONE, NA,
delivered in the                      as Administrative Agent
presence of

                                      By: /s/ Joey D. Williams
                                         ------------------------------
/s/ Joy M. Collins                       Name: Joey D. Williams
-----------------------------            Title: VP
Witness Name:

                                      Attest:

/s/ Patricia J. Blommel               By: /s/ Michael A. Powe
-----------------------------            ------------------------------
Witness Name:                            Name: Michael A. Powe
                                         Title: FVP

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                                 ACKNOWLEDGEMENT

STATE OF               )
                       ) ss.:
COUNTY OF              )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  __________________________________________
                                  (signature and office of individual taking acknowledgement)

                                  ____________________
                                  Name:
                                  Notary Public

[NOTARY SEAL]                     _____________County, _______

                                  My Commission Expires:_______

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                                 ACKNOWLEDGEMENT

STATE OF               )
                       ) ss.:
COUNTY OF              )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                  __________________________________________
                                  (signature and office of individual taking acknowledgement)

                                  _______________________
                                  Name:
                                  Notary Public

[NOTARY SEAL]                     __________County, ___________

                                  My Commission Expires: __________

                                       7

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                                 ACKNOWLEDGEMENT

STATE OF               )
                       ) ss.:
COUNTY OF              )

                  On the ___ day of September in the year 2003, before me, the undersigned personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                  __________________________________________
                                  (signature and office of individual taking acknowledgement)

                                  _____________________
                                  Name:
                                  Notary Public

[NOTARY SEAL]                     _____________County, ________

                                  My Commission Expires: _________

DRAFTED BY AND WHEN RECORDED RETURN TO:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
ATTN: Lisa Gordon, Esq.

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                                    EXHIBIT A

                                    Mortgage

         Mortgage executed by DAY INTERNATIONAL, INC., a Delaware corporation, as Mortgagor, and SOCIETE GENERALE, as mortgagee, recorded on January 21, 1998 in O.R. Book 3358, Page 911, as amended by that First Amendment to Mortgage executed by Mortgagor and Mortgagee, recorded on November 1, 1999 in O.R. Book 3748, Page 1382, as further amended by that Second Amendment to Mortgage executed by Mortgagor and Mortgagee, recorded on October 5, 2001 in O.R. Book 4186, Page 740 of the records of Seminole County, Florida.

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                                    EXHIBIT B

                                Legal Description

                                 (see attached)

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